UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

Stratasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

          This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2007 (the “Original Filing”) to (a) extend the length of the subsequent interim period referenced in the Original Filing through the date of dismissal, (b) extend the length of the subsequent interim period referenced in the Original Filing through the date of appointment, and (c) attach as Exhibit 16.1 a letter of Rothstein, Kass & Company, P.C.

Item 4.01. Changes in Registrant’s Certifying Accountant.

          (a)          On June 8, 2007, the Audit Committee of our Board of Directors dismissed Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as our independent registered public accounting firm effective immediately.

          Rothstein Kass’ audit reports on our consolidated financial statements for each of the past two fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          In connection with the audits of our consolidated financial statements for each of the two fiscal years ended December 31, 2006 and 2005, and in the subsequent interim period ended June 8, 2007, there were no disagreements between us and Rothstein Kass on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year.

          During the two fiscal years ended December 31, 2006 and 2005, and in the subsequent interim period ended June 8, 2007, there were no “reportable events” as defined in Section 304(a)(1)(v) of Regulation S-K.

          We provided Rothstein Kass with a copy of the above disclosures and requested that Rothstein Kass furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Rothstein Kass agrees with the above statements.  A copy of Rothstein Kass’ letter dated June 26, 2007 is attached as Exhibit 16.1 to this Form 8-K.

          (b)          On June 12, 2007, the Audit Committee of our Board of Directors appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.  During the two fiscal years ended December 31, 2006 and 2005, and in the interim period ended June 12, 2007, neither we nor anyone acting on our behalf consulted with Grant Thornton LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.	Description

16.1	Letter of Rothstein, Kass & Company, P.C. dated June 26, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: June 26, 2007	By:	/s/ Robert F. Gallagher

Robert F. Gallagher
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of Rothstein, Kass & Company, P.C. dated June 26, 2007.

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